EXHIBIT 10.1.1(A)
                          Magnesium Corporation of America
                             238 North 2200 West Street
                              Salt Lake City, UT 84116
July 22, 1998

Mr. Michael H. Legge
C/O Magnesium Corporation of America
238 North 2200 West Street
Salt Lake City, UT 84116

Dear Mike:

Reference is made to your Employment Agreement with this Corporation dated January 1, 1993 (the "Agreement").

This will confirm our agreement with you as follows:

The base salary provided in Section 2(a) of the agreement is increased from $120,000 to $220,000, effective this date.

The parties reaffirm the Agreement as amended hereby.

Please confirm your agreement to the foregoing by signing and returning the enclosed copy.

                                                  Very truly yours,

                                                  MAGNESIUM CORPORATION
                                                       OF AMERICA

                                                  By  /s/ Roger L. Fay
CONFIRMED AND AGREED TO:




/s/ Michael H. Legge